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                                EXHIBIT 23.1

                      CONSENT OF INDEPENDENT AUDITORS
                      -------------------------------

We consent to the incorporation by reference in the Registration Statement (Form S-3 - SEC File No. 333-63776) of U.S. Home Systems, Inc. and in the related Prospectus of our report dated February 22, 2002, with respect to the consolidated financial statements of U.S. Home Systems, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2001.

                             Ernst & Young, LLP

Fort Worth, Texas
March 7, 2002